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                                                 Agreement Number: 271-RSLR-3511

                                                                   Exhibit 10.65

                        RESELLER AGREEMENT ("AGREEMENT")

This Reseller Agreement (the "Agreement"), with an Effective Date commencing on the latest date appearing next to the parties' signatures below (the "Effective Date"), is between LEGATO SYSTEMS, INC., a Delaware corporation with an office at 2350 West El Camino Real, Mountain View, CA 94040, and its subsidiary Legato Systems Nederlands B.V., with an office at Antareslaan 18, 2132 JE Hoofddorp, The Netherlands ("Legato") and MTI TECHNOLOGY CORPORATION, a Delaware corporation, with its principal place of business at 4905 E. La Palma Avenue, Anaheim, CA 92807 and its Subsidiaries ("Reseller").

1. DEFINITIONS

1.1 AUTHORIZATION CODE: means the code provided to the End-User by Legato for permanent authorization to use the Software. The Authorization Code is provided to End-User once the Enabler Code is registered with Legato.

1.2 CONFIDENTIAL INFORMATION: means all items identified as being confidential by the disclosing party, including: (i) any portion of the Software, in object and source code form, and any related technology, ideas, algorithms or any trade secrets; (ii) either party's business or financial information and plans; and
(iii) the terms of this Agreement. "Confidential Information" will not include information that the receiving party can show: (a) is or becomes generally known or publicly available through no fault of the receiving party; (b) is known by or in the possession of the receiving party prior to its disclosure, as evidenced by business records, and is not subject to restriction; (c) is lawfully obtained from a third party who has the right to make such disclosure,
(d) is independently developed by the receiving party without the use of the disclosing party's Confidential Information or (e) that is disclosed under operation of law.

1.3 DOCUMENTATION: means any user documentation, on any media, provided by Legato for use with the Software.

1.4 DOMESTIC: means the location is either the United States or Canada.

1.5 ENABLER CODE: means the code provided to the End-User by Legato for activation of the Software for thirty (30) days. The End-User uses the Enabler Code prior to receiving the permanent Authorization Code.

1.6 END-USER: means the person or entity that agrees to the terms of Legato's then-current, standard End-User License Agreement and is authorized to access and use the Software.

1.7 END-USER LICENSE AGREEMENT: means Legato's then-current, standard End-User License Agreement included with each copy of the Software

1.8 END-USER SUPPORT: means the remote support service offerings and provision of Updates provided by Legato to End-Users who have entered into a support agreement with Legato, and which can be sold directly by Legato or through Reseller.

1.9 END-USER SUPPORT AGREEMENT: means the specific End-User document containing terms and conditions which define the Legato-provided technical support offering and Updates, as applicable, for each Legato support program, which document is available on the PartnerNet website for each technical support offering.

1.10 INTERNATIONAL: means the location is not in the United States or Canada.

1.11 LEGATO GLOBAL PARTNER PROGRAM GUIDE ("THE GUIDE"): means the then-current guide for the Territory, which contains the requirements for Reseller's participation in Legato's authorized reseller programs.

1.12 MEDIA KIT: means the materials, consisting of the object code version of Legato Software on CD ROM and Documentation, procured by Reseller for the purpose of marketing, and distributing the Software to End-Users.

1.13 RESELLER: means the third party that agrees to resell Software and End-User Support to End-Users in accordance with the terms of this Agreement.

1.14 RESELLER SUPPORT SERVICES: means support services provided by Reseller directly to End-Users who do not purchase Legato support services in the installation, configuration, operation, post-sales, and diagnosing of reported problems associated with Software with terms comparable to those of Legato's standard Support Services

1.15 SOFTWARE: means the Legato computer software programs which are licensed in object code form, including any error corrections and Updates provided by Legato.

      1.16 SUBSIDIARY: means a company or legal entity which as of the Effective Date owns and controls, is owned and controlled by, is under common ownership and control with, MTI Technology Corporation, or in which MTI Technology Corporation holds a material ownership interest and controls significant management and decision making authority. For purposes of this Agreement, the Subsidiaries are listed in Schedule D attached to this Agreement and incorporated herein.

      1.17 TERRITORY: means the geographic area(s) specified in Schedule A of this Reseller Agreement.

1.18 TECHNICAL SUPPORT: means Level 3 Support, defined as a level of remote support provided by Legato


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technical support staff to Reseller and consists of identification and replication of problems; providing new fixes and workarounds to problems, resolution of problems through formal problem resolution procedures; and assistance requiring knowledge of Software. This support is required pursuant to
Section 5.10 and shall be delivered pursuant to the terms and conditions of an Authorized Technical Support Agreement or an equivalent agreement executed by the parties.

1.19 TRADEMARK(S): means the trademarks used by Legato from time to time in connection with the Software. (A non-comprehensive list of Legato trademarks, which may change from time to time, is available at http://www.legato.com/corporate_info/trademarks.cfm.)

1.20 UPDATES: Releases, Revisions, Fixes, and improvements to the Software that are generally provided by Legato to its customers upon payment of the annual Updates fee. Updates do not include those new products, modules or extensions for which Legato elects to charge separately.

1.21 VOLUME SOFTWARE LICENSE AGREEMENT: means a standard license agreement between Legato and an End-User which sets forth the terms and conditions for the End-User's use of the Software, which Reseller is required to deliver to Legato for Reseller's participation in Legato's volume license procurement and discount program.

1.22 VOLUME LICENSE PROGRAM REQUIREMENTS AND DISCOUNT: means the requirements and discounts as specified in the Guide.

2. OWNERSHIP AND ADMINISTRATION OF SOFTWARE.

      2.1 OWNERSHIP AND RETENTION OF RIGHTS.

            2.1.1 Reseller acknowledges that Legato, and where applicable its licensors, own and shall retain all right, title and interest in and to: (i) the Software (including all copies, modifications, and derivative works thereof, by whomever produced), and Documentation, including all intellectual property rights embodied therein; (ii) all of the service marks, trademarks, trade names or any other designations associated with the Software; Legato and/or Legato's licensors; and (iii) all copyrights, patent rights, trade secret rights, and other proprietary rights relating to the Software or Documentation. Reseller further acknowledges and agrees that it shall have no rights with respect to any of the foregoing other than the rights expressly set forth in this Agreement.

            2.1.2 Title to all work product created by Legato under the terms of this Agreement will remain the property of Legato. To the extent that Reseller's employees, agents or contractors participate in creating any modifications to the Software, Reseller assigns all intellectual property rights, in whatever form they may exist, to such information, inventions, ideas, discoveries or other matter provided to Legato under this Agreement, except where Legato is advised otherwise by Reseller that the information provided to Legato constitutes Reseller's existing intellectual property. To the extent that information is Reseller's Confidential Information, it will be handled consistent with the provisions of Section 11, Confidential Information.

2.2 SOFTWARE ACTIVATION. Legato employs Enabler Codes and Authorization Codes that permit End-Users to use the Software. Legato administers the generation and distribution of Enabler and Authorization Codes, which administration may be modified by Legato from time to time. Legato provides an on-line e-Commerce website for Resellers to procure some of the necessary Software Enabler Codes, which permit registration and permanent Authorization of some of the Software. Reseller shall use the e-Commerce website as the preferred method to obtain the Enabler Codes for that Software available on the e-Commerce website. Reseller acknowledges that all transactions submitted on the e-Commerce website are binding against Reseller, and Reseller is obligated to pay Legato the fees associated with the Software licenses. Reseller's use of the e-Commerce website is subject to Reseller having a credit line with Legato sufficient to cover the transactions, and to the Terms of Use contained on the website. Legato reserves the right to revoke Reseller's use of the e-Commerce website if Reseller is in breach of this Agreement or of the Terms of Use provided Reseller has been notified of such a breach by Legato and Reseller has failed to cure pursuant to
Section 9.2. Each user of the e-Commerce website will have separate User identifier and password, and Reseller will provide Legato with the necessary information to establish each User identifier.

2.3 EVALUATION SOFTWARE. Reseller may authorize its potential End-Users to use the Software for evaluation purposes. The Media Kit can be used by the potential End-User for thirty (30) days, with a one (1) time option, provided to the potential End-User only, to extend such evaluation period for an additional thirty (30) days. If the potential End-User decides to permanently license the Software, Reseller shall follow the procedures established in sub-section 2.2 above.

2.4 ADMINISTRATION OF SOFTWARE. Legato may include on the media on which the Software is delivered, additional computer programs which are not currently licensed for use by either Reseller or End-User and to which the Enabler Code or Authorization Code will not permit access. Inclusion of such additional computer programs in no way implies a license from Legato. Access or use of such programs is strictly prohibited unless Reseller or End-User licenses such programs and the applicable Enabler or Authorization Code is provided thereto.

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3. RESALE RIGHTS AND LICENSE GRANT

3.1 RIGHT TO RESELL SOFTWARE LICENSES. Subject to the terms of this Agreement, Legato hereby appoints Reseller as Legato's independent, authorized non-exclusive reseller of the Software and Software products in the Territory and hereby grants to Reseller during the term of this Agreement a non-exclusive, non-transferable, royalty-free right and license, in the Territory only, to resell, market, and distribute Legato's Software, to End-Users in the marketplace, pursuant to the terms and conditions of Legato's End-User License Agreement or Volume Software License Agreement.

3.2 RIGHT TO RESELL LEGATO UPDATES AND SUPPORT SERVICES. Subject to the terms of the Reseller Agreement, Legato hereby grants to Reseller a non-exclusive, non-transferable right, in the Territory only, to resell, market, and distribute Legato's Updates and Support Services to End-Users in the marketplace, pursuant to the terms and conditions of this Reseller Agreement.

3.3 LIMITED INTERNAL USE LICENSE GRANT. Legato hereby grants to Reseller a free-of-charge, non-exclusive, non-transferable, royalty-free, non-sublicensable license, in the Territory only, to demonstrate, to install, and to use the Software and Documentation and Software for the purposes of demonstrating same and providing Reseller Support Services to End-Users for the Software.

3.4 RESTRICTIONS ON USE. Reseller agrees: (i) not to create or attempt to create by reverse engineering, disassembly, decompilation or otherwise, the source code, internal structure, or organization of the Software, or any part thereof, from any object code or information that may be made available to it, or aid, abet or permit others to do so; (ii) not to remove any Software identification or notices of any proprietary or copyright restrictions from any Software or any support material; (iii) except for archival or back-up copies, not to copy the Software, develop any derivative works thereof or include any portion of the Software in any other software program; (iv) not to provide use of the Software in a computer service, rental or commercial timesharing arrangement in which the object is to use a single license of Software to provide a commercial service to other organizations; (v) not to develop any other products containing any of the concepts and ideas contained in Confidential Information that are not readily apparent from normal use of the Software pursuant to the license(s) granted hereunder; (vi) not to develop methods to enable unauthorized parties to use the Software; and (vii) not to resell Support Services to another Reseller and not to accept payment from another Reseller for Support Services unless expressly agreed in writing by Legato.

4. PRICING, PAYMENT TERMS, TAXES, TARGETS AND REVIEWS

4.1 PRICE. Reseller will pay to Legato the then-current list price less the applicable discount specified in Schedule A for all Software and End-User Support ordered during the term of this Agreement. Legato shall have the right at any time upon thirty (30) days notice to revise list prices. All prices are exclusive of any tax.

4.2 PAYMENT TERMS. Reseller shall pay all invoices without offset within thirty
(30) days of the invoice date. Legato reserves the right to change payment terms at any time based on Reseller's financial and credit history or status. In the event that any undisputed invoice is not paid when due, Reseller shall be subject to a late fee at the rate of 1.5% per month on the outstanding amount or the maximum rate permitted by law, whichever is less. Payment for Domestic orders will be in US dollars, and for International orders, payment will be in Euros.

4.3 RESALE PRICE. Reseller is free to determine its own resale prices for Software, Updates and Services. No employee or agent of Legato has any authority to dictate or in any way inhibit Reseller's resale pricing discretion with respect to the Software, Updates, and Services.

      4.4 TAXES.

            4.4.1 Reseller is responsible for payment of all taxes of every kind imposed in connection with the sale to Reseller of Software licenses or services or which Legato may incur in respect of this Agreement (except for taxes imposed on Legato's income) including all import duties, customs fees, levies or imposts, and all sales, use, value added, gross receipts or other taxes of any nature and any penalties, interest and collection or withholding costs associated with any of the foregoing items. All such amounts are in addition to other amounts payable hereunder and this obligation shall survive termination or expiration of this Agreement.

            4.4.2 For shipments within the United States, Reseller may provide Legato with a tax exemption certificate acceptable to the taxing authorities in lieu of paying such taxes; however, Reseller shall reimburse Legato for any fines, penalties, taxes and other charges, including expenses incurred by Legato, due to Reseller's submission of invalid information.

4.5 TARGETS AND ANNUAL REVIEW. Reseller shall resell a minimum annual net amount of Software licenses as specified in Schedule A of this Reseller Agreement. Legato shall review Reseller's performance on a semi-annual basis. If upon the yearly review, the Reseller has not attained its minimum annual target, then Legato may, at its sole discretion, terminate this Reseller Agreement pursuant to Section 8.2 herein or adjust the discount downward for the next year of the Term to correspond to the discount for the net amount of Software actually licensed. If Reseller attains at least the minimum sales


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target, then Reseller will receive the discount, which corresponds to the net amount of Software actually licensed for the next year of the Term. If Reseller exceeds the sales target listed in Schedule A, and Legato establishes another tier of benefits within its published reseller program, then Legato agrees to consider whether Reseller meets the published criteria for the next higher tier of benefits. If Reseller meets the criteria, then Legato shall offer the next tier of published benefits to the Reseller and agrees to modify this Agreement to reflect such changes. The terms of this subsection do not modify or otherwise limit the sales and/or technical qualification and certification requirements set forth in paragraphs 5.8 and 5.9 below.

5. RESELLER RESPONSIBILITIES

5.1 PROMOTION OF SOFTWARE. Reseller shall: (i) promote, and solicit orders for, the Software on a continuing basis; (ii) comply with good business practices and all applicable laws and regulations; and (iii) diligently perform all other duties as mutually agreed upon herein.

5.2 END-USER LICENSE. Reseller shall ensure that Legato's End-User License Agreement is not tampered with or removed from the Software, and in all cases is delivered to the End User with every item of Software.

5.3 PROPRIETARY NOTICES. Reseller must reproduce and include the copyright notice and any other notices that appear on the original copy of Software or Documentation on any copies made by Reseller on any media.

5.4 BUSINESS PLAN AND MONTHLY FORECASTING REQUIREMENTS. Reseller shall submit an initial plan for its resale of Software, Updates and Services ("Business Plan") to Legato. As an ongoing condition of this Agreement, Reseller shall submit ninety- (90-) day rolling sales forecast reports, to be received by Legato's currently assigned partner development manager no later than one week after the last day of each month.

5.5 MEDIA KITS. Reseller shall order sufficient Media Kits to meet Reseller's needs from time to time. Media Kits are not considered Software that is counted toward Reseller's minimum target nor that may be returned for any reason.

5.6 PROBLEM RESOLUTION. Reseller shall keep Legato informed of significant problems encountered with the Software and as to any resolutions arrived at for those problems. Reseller shall communicate to Legato any modifications, design changes or improvements to the Software suggested by or to Reseller. Reseller assigns to Legato all intellectual property rights to any and all information, inventions, ideas, discoveries or other matter pertaining to Legato's Software or Documentation.

5.7 CREDIT APPLICATION. Reseller shall, as a condition of this Agreement, provide credit information as may be reasonably requested from time to time by Legato.

5.8 SALES QUALIFICATION. Reseller agrees to designate headcount for sales qualification and comply with the Legato authorized sales qualification requirements as set out in Schedule A and as further defined in the Guide within one hundred twenty (120) days of the Effective Date of this Agreement, and must be in compliance with the qualification requirements at all times thereafter, with the exception that if a qualified employee of Reseller ceases to be employed by Reseller, then Reseller shall have sixty (60) days to qualify a replacement employee.

5.9 TECHNICAL CERTIFICATION. Reseller agrees to obtain Legato authorized support certification as prescribed by Legato in order to provide support to its End-Users within one hundred twenty (120) days of the Effective Date of this Agreement or the date the certification testing is available to the Reseller, whichever date is later. Any Technical Contact not certified within the longer of such one hundred twenty (120)-day period or the date on which certification testing is available to Reseller shall be removed from the list of Reseller's certified employees and will be denied access and/or rights set forth hereunder until Reseller provides written verification that such certification has occurred. The technical certification requirements are set forth in Schedule A and in the Guide. If Reseller fails to become certified in compliance with this Section of the Agreement, Reseller's rights to resell Software licenses for those Legato products may be revoked by Legato until Reseller has successfully been certified in the Software in which it requires certification.

5.10 RESELLER REQUIRED SUPPORT TO END-USERS. Reseller agrees to offer Reseller Support and/or offer for resale Legato's End-User Support to Reseller's End-Users. If Reseller offers Reseller Support to its End-Users, then Reseller is required to purchase Technical Support from Legato pursuant to an executed Authorized Technical Support Provider Agreement or an equivalent agreement executed by the parties. If Reseller's End-User purchases End-User Support through Reseller, Reseller must provide Legato with a purchase order for the selected technical service and/or Updates along with an End-User Support Agreement signed by the End-User (available on Legato's website http://partnernet.legato.com/ or as otherwise designated.) Legato will countersign the End-User Support Agreement and provide a copy of the signed agreement to the End User.

5.11 ANNUAL ADJUSTMENT. If Reseller fails to comply with the sales qualification, technical certification or revenue commitment, then Legato may terminate this Agreement pursuant to Section 9 or adjust the discount for the next year of the Term to correspond to the discount for


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the actual number of employees qualified and certified or the actual volume of
Software sold. Reseller agrees to execute a new Schedule A annually to reflect any adjustment in discount, and acknowledges that in addition to the reasons set forth in this subsection, Legato may adjust Reseller's discounts annually as part of overall program changes. In addition, Legato may adjust pricing for Technical Support pursuant to the executed Authorized Technical Support Provider Agreement, and Reseller's participation in the Technical Support program is contingent on Reseller paying the annual fees.

5.12 VOLUME LICENSE DISCOUNT PROGRAM. Legato agrees to provide Reseller additional volume discounts to the extent that Reseller fulfills all of the terms and conditions of the Volume License Discount ("VLD") program as set forth in the Guide.

5.13 PRODUCT RETURNS. Legato will not accept Software returns from Reseller or End-User, except for (i) Software returns (if any) authorized under Legato's standard warranty under an End User License Agreement, or (ii) Software returns received within 30 days from the date of delivery of the Software to Reseller that result from Legato order processing errors that Reseller can document in reasonable detail to Legato's satisfaction or (iii) Software order incorrectly configured by Legato personnel resulting from joint Legato-Reseller sales activities. The Return request should be routed to RMA@Legato.com for processing.

6. LEGATO RESPONSIBILITIES

6.1 SUPPORT TO RESELLER. If Reseller purchases Technical Support from Legato, Legato shall provide Technical Support to Reseller in accordance with the provisions specified in the Authorized Technical Support Agreement executed by the parties or an equivalent agreement executed by the parties. Reseller acknowledges that under no circumstance shall Legato provide any support to any End-User who purchases Reseller Support Services.

6.2 UPDATES AND SERVICES. Legato will provide Updates to End-Users for one year from ship date, and to those who have purchased Updates thereafter. However, if Reseller requests, Legato shall send Updates for Reseller's End-Users to Reseller to distribute to the appropriate End-User(s).

6.3 LEGATO PROVIDED SERVICES TO END-USER. Legato will provide End-User Support to End-Users who have purchased Legato End-User Support, which includes End-User selected technical support and Updates, when applicable.

6.4 COLLATERAL. At its then prevailing rates, Legato will make available to Reseller, Media Kits and other such marketing, promotional or other sales materials as Legato may create and deem useful to assist Reseller in its marketing efforts with respect to the Software.

6.5 TRAINING, QUALIFICATION AND CERTIFICATION. Legato will ensure that, when the required curriculum, qualification and certification testing are available, Legato authorized training, qualification and certification will be offered to Reseller in the installation, use, operation and support of the Software.

6.6 COOPERATIVE MARKETING FUNDS. Legato agrees to accrue on a monthly basis the percentage of Reseller's monthly net revenue from the sales of Software licenses as specified in the Legato Global Partner Program Guide for Reseller to support Legato authorized marketing and promotional activities by the Reseller. These accrued funds belong to Legato. Unused funds expire and are not available for reimbursement to Reseller six (6) months after being earned. Reseller must obtain prior written approval from Legato as specified in Legato's then-current Cooperative Marketing guidelines in order to qualify for reimbursement using any portion of accrued co-op funds. All approved expenses will be reimbursed upon receipt of written proof of performance, including, but not limited to, invoices and/or receipts.

7. ORDERS AND DELIVERY

7.1 PURCHASE ORDERS. To the extent that Software is available for ordering on Legato's e-Commerce website, Reseller shall place orders for such Software via the website. For Software and End User Support Services not available on the website, Reseller shall submit a signed paper purchase order which contains the following information:

      - Software identification including: part number; description; quantity; list price; percent discount; and discounted price for each Software and/or Service;

      - Shipment instructions including destination and requested delivery dates;

      -     End-User name and postal code;

            - The Reseller Agreement number listed above and the statement "This purchase order is governed solely by the terms and conditions of Reseller Agreement Number: 271-RSLR-3511"

      - Legato customer number, which will be provided to Reseller by Legato within five days of the Effective Date of this Agreement.

            7.1.1 All orders are subject to acceptance by Legato. Nothing contained in any purchase order, acknowledgment, or invoice shall in any way modify or amend the terms or conditions of this Agreement provided, however, that such standard variable terms as quantity, delivery date, and shipping instructions, as well as tax


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
exempt status, if applicable, shall be specified on each purchase order.

7.2 DELIVERY MEDIA. Upon acceptance of an order by Legato and the satisfaction of all Legato prerequisites prior to delivery, Legato shall deliver to Reseller, by full or partial shipment, in tangible form or via electronic delivery, the Software, Documentation, or collateral as appropriate. All Software, Documentation or collateral delivered in a tangible form shall be shipped FCA Legato's dock. Delivery of all Updates shall be "CIP-Destination" for destinations located in the United States and "DDU-Port of Entry" for non-U.S. destinations. Fees associated with customs formalities are the responsibility of Reseller. Legato will make reasonable efforts to meet the estimated delivery date but shall not be liable for any failure to deliver for causes beyond its control.

8. METHODOLOGY OF WORLDWIDE TERRITORY.

8.1 Reseller agrees that its International operations shall submit orders for International delivery to Legato's subsidiary, Legato Systems Nederland B.V. in The Netherlands as specified in Schedule C. Pricing for International orders is based on Legato's International Price List. Legato Systems Netherlands BV shall set up an e-Commerce account for use by Reseller's International operations when ordering for International delivery. Reseller shall provide Legato with an e-Commerce Enrollment form. To order Software and End-user Support not on the e-Commerce system, Reseller agrees to submit a signed paper purchase order as described in 7.1 to Legato Systems Nederland B.V. as outlined in Schedule C.

8.2 Reseller agrees that its Domestic operations shall submit orders for Domestic delivery to Legato's US designated site. Pricing for Domestic orders is based on Legato's US Price List. Legato Systems Inc. shall set up an e-Commerce account for use by Reseller's Domestic operations when ordering for International delivery. Reseller shall provide Legato with an e-Commerce Enrollment form. To order Software and End-user Support not on the e-Commerce system, Reseller agrees to submit a signed paper purchase order as described in
7.1 to Legato Systems Nederland B.V. as further described in Schedule C.

8.3 Target revenue shall be aggregated from all of Legato's systems and the review of performance pursuant to Section 4.5 will be based on Reseller's total purchases of Licenses worldwide as described in Schedule A.

9. TERM AND TERMINATION

9.1 TERM. This Agreement is effective from the Effective Date and shall remain in effect, until terminated pursuant to the provisions of this Section 9.

9.2 TERMINATION FOR CAUSE. Either party has the right to terminate this Agreement if the other party breaches or is in default of any material obligation hereunder (including the failure to make any payment when due) which default is incapable of cure or which, being capable of cure, has not been cured within thirty (30) days after receipt of written notice from the non-defaulting party or within such additional cure period as the non-defaulting party may authorize in writing.

9.3 TERMINATION FOR FAILURE TO COMPLY WITH SECTION 5.11. If Reseller fails to comply or refuses to execute a new Schedule A as specified in Section 5.11, then Legato may terminate the Agreement by providing written notification to Reseller thirty (30) days prior to such termination date.

9.4 TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement for convenience by giving a ninety (90) day written notice to the other party.

9.5 TERMINATION FOR BANKRUPTCY. Either party may terminate this Agreement upon the filing by or against the other party of any action under any federal, state or other applicable bankruptcy or insolvency law.

9.6 ADDITIONAL CAUSE FOR TERMINATION. In addition to the aforementioned, this Agreement shall terminate if Reseller:

            9.6.1 fails to secure or renew any license, permit authorization or approval necessary for the conduct of its business in its Territory;

            9.6.2 violates the provisions of the license grant restrictions in
      Section 3.4, or

            9.6.3 ceases to do business or otherwise terminates its business operations.

9.7 EFFECTS OF TERMINATION. Upon termination or expiration of this Agreement for any reason whatsoever, all rights and licenses granted to Reseller hereunder, including, without limitations those granted in Section 3, Section 6.6 and
Section 12, shall immediately terminate. Reseller shall (i) cease all use of Software and Documentation provided under this Agreement and (ii) return or destroy and certify such destruction in writing, all Software, Documentation, Confidential Information and related materials and copies thereof to Legato. Legato shall return or destroy and certify all such destruction in writing, all Confidential Information of Reseller and all related materials and copies thereof to Reseller. In addition to the foregoing, each party agrees that it shall not, following termination of this Agreement, act in any way to damage the reputation or goodwill of the other party or any of its products, including without limitation, the Software.

9.8 NO HARM UPON TERMINATION. Except as otherwise expressly provided herein, upon the expiration or termination of this Agreement neither party shall be entitled to, and to the fullest extent permitted by law waives, any statutorily prescribed or other compensation,



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reimbursement or damages for loss of goodwill, clientele, prospective profits, investments or anticipated sales or commitments of any kind.

9.9 RESPONSIBILITIES UPON TERMINATION. Nothing in this Agreement will affect:
(i) the rights and liabilities of either party with respect to Software licensed to End-Users prior to termination; (ii) any indebtedness then owing by either party to the other, or (iii) any liability for damages resulting from an actionable breach.

9.10 SURVIVAL OF TERMS. The following terms shall survive any expiration or termination of this Agreement: Sections: 1. Definitions; 2.1 Ownership and Retention of Rights; 3.4 Restrictions on Use; 4. Pricing, Payment Terms, Taxes, Targets; and Review; 9. Term and Termination; 10. Relationship of the Parties;
11. Confidential Information; 12.2 Defense of Trademarks; 13. Warranty and Disclaimers; 14. Limitation of Liability; 15. Indemnification; 16. Audit Rights;
19. Enforcement of Agreement; 20. Construction and Interpretation; 2 1. Miscellaneous; and 22. Entire Agreement.

10. RELATIONSHIP OF THE PARTIES

10.1 INDEPENDENT CONTRACTORS. The relationship of Legato and Reseller established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed: (i) to give either party the power to direct or control the day-to-day activities of the other, or (ii) to constitute the parties as joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

10.2 RESELLER'S EMPLOYEES. Reseller is solely responsible for all of its employees and agents, its labor costs and expenses arising in connection therewith and for any and all claims, liabilities or damages or debts of any type whatsoever that may arise on account of Reseller's activities, or those of its employees or agents in the performance of this Agreement.

10.3 NON-EXCLUSIVE RELATIONSHIP. Nothing in this Agreement shall be construed as limiting either party's marketing or distribution activities or their right to enter into similar agreements of any kind in any place.

11. CONFIDENTIAL INFORMATION

11.1 PROTECTION OF CONFIDENTIAL INFORMATION. Each party will protect the other's Confidential Information from unauthorized dissemination and use the same degree of care that such party uses to protect its own like information, but in no event less than a reasonable degree of care. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Notwithstanding the foregoing, either party may use or disclose Confidential Information to the extent such party is legally compelled to disclose such Confidential Information provided, however, that prior to any such compelled disclosure, the disclosing party will notify the non-disclosing party and will cooperate fully with the non-disclosing party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. The parties agree that any breach of this Section would cause irreparable harm to the disclosing party for which monetary damages would not be adequate and therefore, the parties agree that in the event of a breach of this
Section 11, the disclosing party shall be entitled to equitable relief in addition to any remedies it may have hereunder or at law.

11.2 NOTIFICATION OF EMPLOYEES. Each party agrees to take appropriate action by instruction, agreement or otherwise with its employees, agents and contractors allowed access to the Confidential Information to satisfy its obligations under this Section 11.

12. TRADEMARKS AND SERVICEMARKS

12.1 AUTHORIZED USE OF TRADEMARKS. Legato hereby grants, and Reseller hereby accepts, a non-exclusive, non-transferable royalty-free license to use the Trademarks and the goodwill associated therewith, in the Territory solely in connection with marketing, distribution, and licensing of the Software and Documentation in accordance with this Agreement. Reseller shall not use the Trademarks or confusingly similar marks in connection with any goods or services other than the Software, or in a manner that dilutes, disparages, or harms the reputation of Legato. Reseller agrees that all rights in the Trademarks and the goodwill related thereto shall remain at all times the sole property of Legato and all goodwill arising from Reseller's use of the Trademarks shall inure to the benefit of Legato who will be the sole and exclusive owner of such goodwill. Reseller agrees not to contest or attack Legato's exclusive rights in the Trademarks. Reseller agrees at Legato's expense to assist in registration of the Trademarks in the name of Legato or other party as Legato may designate, in renewal and maintenance of such registration and in such recording of Reseller as a user of the Trademarks as Legato may reasonably request. Whenever Reseller uses the Trademarks in any manner, Reseller shall clearly indicate Legato's ownership thereof, and shall use the Trademarks in accordance with Legato's Trademark Usage Guidelines, then in effect. The Guidelines are published at http://www.legato.com/corporate_info/usage.cfm and may change from time to time.

12.2 DEFENSE OF TRADEMARKS. Reseller represents and agrees, on behalf of itself, its assigns, and licensees, that it shall not claim any ownership right or interest in any of Legato's intellectual property, including, but not limited


================================================================================
MTI Reseller Agreement                 7                     Legato Confidential
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
to, Legato's trademarks, trade names, service marks, copyrights, patents, trade secret rights, and any other proprietary rights relating to Legato's corporate identity, or to the Software or Documentation, nor shall Reseller attempt to register any rights relating to any of Legato's intellectual property. To the extent that Reseller obtains any rights in any of Legato's intellectual property not expressly granted in this Agreement, Reseller agrees to assign all right, title, and interest in such intellectual property to Legato. Reseller agrees not to contest the validity or enforceability of any patent, copyright, trademark, trade secret, or similar intellectual property right of Legato relating to the Software or Documentation. Reseller further agrees not to assert any patent, copyright, trademark, trade secret, or similar intellectual property right relating to the Software or Documentation against Legato.

13. WARRANTY AND DISCLAIMERS

      13.l Legato represents, warrants and covenants to Reseller that: (a) Legato has the right to grant the rights and licenses contemplated by this Agreement, without the need for any licenses, releases, consents, approvals or immunities not yet granted; (b) the media on which any Products are delivered to Solutions Provider shall be free from material defects in workmanship and materials; and (c) the Software does not contain any material bugs or defects and do not contain or make available any viruses, worms, Trojan horses, web bugs, time bombs, "spyware" or other harmful or invasive code or components.

13.2 WARRANTY DISCLAIMER. EXCEPT FOR THE WARRANTY SET FORTH ABOVE AND THE WARRANTY MADE DIRECTLY TO END-USERS PURSUANT TO THE END-USER LICENSE AGREEMENT (AS MODIFIED BY THE FINAL SENTENCE OF THIS SECTION 13.1) LEGATO MAKES NO WARRANTIES WITH RESPECT TO ANY PRODUCT, LICENSE OR SERVICE AND DISCLAIMS ALL STATUTORY OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE AND ANY WARRANTIES OF NONINFRINGEMENT. LEGATO DOES NOT WARRANT THAT THE SOFTWARE WILL MEET ANY REQUIREMENTS OR THAT THE OPERATION OF PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE. RESELLER WILL HANDLE AND BE RESPONSIBLE FOR ALL WARRANTY RETURNS FROM ITS END-USERS AND WILL BE ENTITLED TO CREDIT FOR AMOUNTS PAID TO LEGATO FOR PROPERLY RETURNED COPIES OF THE SOFTWARE THAT ARE NOT REPLACED.

13.3 VIRUS. Legato represents that to the best of its knowledge the Software is "virus" free at the time Legato ships the original Software.

13.4 DISCLAIMER OF OTHER REPRESENTATIONS. All representations or warranties made or agreements executed by Reseller pursuant to this Agreement shall be Reseller's sole responsibility.

14. LIMITATION OF LIABILITY

14.1 LIMITATION OF LIABILITY. EXCEPT FOR BREACH OF SECTIONS 2.1, 11.1 AND 12, NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL IN ANY EVENT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR: (I) ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND WHETHER OR NOT ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES; OR (II) DAMAGES FOR LOST PROFITS OR LOST DATA; OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY OR THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITATION OF LIABILITY OR LIMITED REMEDY, EACH PARTY'S ENTIRE AGGREGATE LIABILITY ARISING FROM OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, UNDER ANY LEGAL THEORY, WHETHER IN CONTRACT, TORT, INDEMNITY OR OTHERWISE, SHALL BE LIMITED TO THE AMOUNTS RECEIVED BY LEGATO UNDER THIS AGREEMENT FOR THE PARTICULAR SOFTWARE THAT CAUSED THE LIABILITY DURING THE SIX
(6) MONTH PERIOD PRIOR TO THE DATE THE CLAIM AROSE.

15. INDEMNIFICATION

15.1 INDEMNIFICATION BY RESELLER. Reseller shall indemnify and defend Legato, its subsidiaries, its officers, directors, agents and employees against any action, and shall pay the full amount of defending such action, including without limitation any judgment entered in or settlement of such action and all reasonable attorneys' fees and costs to the extent that such action arises from or is related to Reseller's modification, use or distribution of the Software not in accordance with this Agreement, provided that (i) Legato promptly notifies Reseller of any and all threats, claims or proceedings potentially implicating the indemnity obligations set forth in this Section 15.1; (ii) Reseller is given (at Reseller's cost) reasonable assistance and the opportunity to assume sole control over the


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oc-245107
defense and all negotiations for a settlement or compromise; and (iii) in the event of an action arising from or related to Reseller's modification of the Software, no action would arise but for such modification. Reseller will not be responsible for any settlement it does not approve in writing.

15.2 IP INDEMNIFICATION BY LEGATO. Legato shall defend any action brought against Reseller, its officers, directors, subsidiaries, agents and employees, and shall pay all costs, liabilities, damages and legal fees finally awarded against Reseller or its subsidiaries in, or paid in settlement of, such action, to the extent that such action is based on a third-party claim that use by Reseller or its subsidiaries of the Software within the scope of the licenses granted hereunder directly infringes any patent or trademark issued by a nation that is a signatory to and enforces the Paris Convention as of the Effective Date or any copyright or trade secret or other intellectual property, provided that (i) Reseller promptly notifies Legato of any and all threats, claims or proceedings potentially implicating these indemnity obligations and (ii) Legato is given reasonable assistance and the opportunity to assume sole control over the defense and all negotiations for a settlement or compromise. Legato will not be responsible for any settlement it does not approve in writing (which approval will not be unreasonably withheld or delayed).

15.2.1 INFRINGEMENT REMEDIES: If the Software is, or in Legato's opinion is likely to become, the subject of a valid claim, suit, or proceedings alleging infringement, Legato may either: (i) procure, at no cost to Reseller, the right to continue using the Software; (ii) replace or modify the Software, at no cost to Reseller, to make it non-infringing, or (iii) terminate the license for the infringing Software and grant a refund credit thereon as depreciated on a straight-line sixty (60) month basis.

15.2.2 DISCLAIMER. THE FOREGOING PROVISIONS STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF LEGATO WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS BY THE PRODUCT.

15.2.3 EXCEPTIONS. The foregoing indemnity obligation of Legato does not apply with respect to Software or portions or components thereof: (i) not supplied by Legato, (ii) made in whole or in part in accordance to Reseller specifications,
(iii) which are modified after shipment by Legato, if the alleged infringement would not have occurred but for such modification, (iv) combined with other products, processes or materials where the alleged infringement would not have occurred but for such combination, or (v) insofar as Reseller continues allegedly infringing activity after being notified thereof or after being informed of reasonable modifications that would have avoided the alleged infringement.

16. AUDIT RIGHTS

16.1 Reseller shall keep accurate books, records and copies pursuant to this Agreement and to all transactions related to Reseller Support for a period of two (2) years from the expiration or termination of this Agreement. Legato shall have the right, upon written notice, to appoint a mutually acceptable, third party auditor to examine, no more frequently than one ( 1 ) time annually, at Legato's own expense, the applicable books, records and agreements relating to such transactions in order to verify the accuracy of such reports.

17. COMPLIANCE WITH APPLICABLE LAWS

17.1 EXPORT AND IMPORT CONTROLS. Reseller acknowledges that the Software and the technical data received from Legato in accordance with the terms hereunder may be subject to export and import controls of the United States or another government authority in the Territory. In the performance of its obligations, each party shall at all times strictly comply with all laws, regulations and orders, and agrees to commit no act which, directly or indirectly, would violate any United States or any other applicable law, regulation or order.

17.2 AUTHORIZATIONS. Each Party shall at its own expense make, obtain, and maintain in force at all times during the term of this Agreement, all filings, registrations, reports, licenses, permits and authorizations (collectively "Authorizations") required under applicable law, regulation or order required for it to perform its obligations under this Agreement.

17.3 CORRUPT PRACTICES. Legato and Reseller agree to conform with the United States Foreign Corrupt Practices Act and will not offer any payment or other gift or promise, or authorize the giving of anything of value, for the purpose of influencing an act or decision of an official of any Government or of an employee of any company in order to assist Legato or Reseller in obtaining, retaining, or directing any business.

17.4 COMPLIANCE WITH LAWS. The parties shall be mutually responsible, as applicable, for complying with the laws and regulations applicable in the Territory, or any nation, or political subdivision thereof, in which they engage in business in performing respective responsibilities hereunder. Each party will bear its applicable expenses and costs related to compliance with such laws and regulations.

18. GOVERNMENT MATTERS

18.1 GOVERNMENT RESTRICTED RIGHTS. The Software is commercial software, licensed on the open market at market prices, and was developed entirely at private expense and without the use of any Government funds. If Reseller is distributing any Legato material or Software to or on behalf of any unit or agency of any government, then


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MTI Reseller Agreement                 9                     Legato Confidential
100402                                                                 Worldwide

Reseller will ensure that the Software is distributed to any such government entity only in accordance with the terms and conditions set forth in the End-User License Agreement.

19. ENFORCEMENT OF AGREEMENT

19.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California, as applied to agreements entered into and to be performed entirely within California between California residents, without regard to the principles of conflict of laws or the United Nations Convention on Contracts for the International Sale of Goods.

19.2 JURISDICTION. The U.S. federal and state courts of the State of California located in Santa Clara County shall have jurisdiction and venue for all actions arising from or relating to this Agreement. The parties expressly waive any objection to the jurisdiction, venue, or convenience of such courts.

19.3 ASSIGNMENT. Except as set forth in this Section 19.3, neither this Agreement nor any rights or obligations hereunder, in whole or in part, shall be assignable or otherwise transferable by any party. Any unauthorized attempt to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void. Notwithstanding the foregoing, either party may assign or transfer this Agreement to (i) any of its majority-owned subsidiaries or affiliates, or (ii) to an entity that acquires a controlling interest in such party as the result of a merger or sale of substantially all of Legato's assets or capital stock.

19.4 NO WAIVER. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any other right hereunder.

19.5 EQUITABLE RELIEF. The parties agree that a breach of this Agreement adversely affecting Legato's intellectual property rights in the Software or Documentation may cause irreparable injury to Legato for which monetary damages may not be an adequate remedy and Legato shall be entitled to equitable relief in addition to any remedies it may have hereunder or at law.

19.6 SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

19.7 FORCE MAJEURE. Nonperformance of either party shall be excused to the extent performance is rendered impossible due to causes beyond such party's reasonable control.

20. CONSTRUCTION AND INTERPRETATION

20.1 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

20.2 SECTION HEADINGS. The Section headings contained herein are for convenience of reference only and shall not be considered as substantive parts of this Agreement. The use of the singular or plural form shall include the other form and the use of the masculine, feminine or neuter gender shall include the other genders.

20.3 INTERPRETATION. In construing or interpreting this Agreement, the word "or" shall not be construed as exclusive, and the word "including" shall not be limiting The parties agree that this Agreement shall be fairly interpreted in accordance with its terms without any strict construction in favor of or against either party and that ambiguities shall not be interpreted against the drafting party.

21. MISCELLANEOUS

21.1 NO OTHER RIGHTS. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon either party hereunder any license or other right except the licenses, rights and uses expressly granted hereunder to a party hereto.

21.2 ATTORNEYS FEES. The prevailing party in any action to enforce this Agreement shall be entitled to recover costs and expenses including, without limitation, reasonable attorneys' fees.

21.3 BARGAINED FOR BASES. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

22. ENTIRE AGREEMENT.

22.1 RESELLER. The provisions of this Agreement, including any Schedules, Appendices, Attachments or Exhibits, constitute the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes all prior agreements or representations, oral or written, regarding such subject matter, including Reseller Agreement #271-RSLR-1375


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MTI Reseller Agreement                 10                    Legato Confidential
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oc-245107
dated 3 April 1996, Worldwide Reseller Agreement #271-RSLR-1446 dated 11 September 1998, and Master Fulfillment Agent Agreement #271-MFAA-1302 which expired 15 June 2001. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. Each party agrees that use of pre-printed forms, including, but not limited to e-mail, purchase orders, acknowledgements or invoices, is for convenience only and all pre-printed terms and conditions stated thereon, except as specifically set forth in this Agreement, are void and of no effect. Unless otherwise expressly set forth in an Addendum, Exhibit, Attachment or Schedule, as so designated, in the event of conflict between this Reseller Agreement and any Addendum, Exhibit, Attachment or Schedule, the terms of this Reseller Agreement shall prevail.

22.2 SCHEDULES. The following Schedules are made part of this Agreement:

            22.2.1 A - Targets, Territory, Qualification and Certification Requirements, Pricing and Discounts, Sales Referral Fees and Volume License Discounts

            22.2.2 B - Master Fulfillment Terms and Conditions

            22.2.3 C - International Ordering Information

22.3 NOTICES. Any notice, report, approval or consent required or permitted hereunder shall be in writing and will be deemed to have been given if: (i) delivered personally; (ii) mailed by registered air mail postage prepaid; or
(iii) sent by facsimile followed by a hard-copy confirmation, to the respective addresses of the parties set forth below or as may be otherwise designated by like notice from time to time.

      If to Legato:

      LEGATO SYSTEMS, INC
      2350 West El Camino Real
      Mountain View, CA 94040
      USA
      Attention: General Counsel
      Telephone: 650 210-7770
      Facsimile: 650 210 7800

      Cc:   Legato Systems Nederland B.V.
            Antareslaan 18,
            2132 JE Hoofddorp,
            The Netherlands
            Attn: Mr. Robert Cirillo
            Authorized Representative

If to Reseller:

      MTI TECHNOLOGY CORPORATION
      4905 E. La Palma Avenue
      Anaheim, CA 92807
      USA
      Attention:  Mark A. Franzen,
                  Chief Financial Officer
      Telephone No.: 714 693 2220
      Facsimile No.: 714 693 2255
      Email: mfranzen@mti.com

      Cc: MTI Technology Ireland Ltd.
      Unit 5
      Blanchardstown Corp Park
      Bally Coolin, Dublin 15 Ireland
      Attention:     Nick Boland

      Email: nboland@mti.com


LEGATO SYSTEMS, INC.                                    RESELLER: MTI TECHNOLOGY CORPORATION


By:     /s/ Cory Sindelar                               By:     /s/ Thomas P. Raimondi, Jr.
        -----------------------------------                     -----------------------------------
        AUTHORIZED REPRESENTATIVE                               AUTHORIZED REPRESENTATIVE

Name:   Cory Sindelar                                   Name:   Thomas P. Raimondi, Jr.
        -----------------------------------                     -----------------------------------
Title:  Vice President, Corporate Controller            Title:  President & CEO
        -----------------------------------                     -----------------------------------
Date:   Dec. 18, 2002                                   Date:   Dec. 13, 2002
        -----------------------------------                     -----------------------------------

LEGATO SYSTEMS, NEDERLAND B.V.

By:     /s/ Robert Cirillo
        -----------------------------------
        AUTHORIZED REPRESENTATIVE


                                      DATE
                                    12/16/02
                                    APPROVED
                                     LEGATO
                                    CONTRACTS
                                   [INITIALS]
                                    ---------
                                       BY



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MTI Reseller Agreement                 11                    Legato Confidential
0100402                                                                Worldwide

Name:   Robert Cirillo
        -----------------------------------
Title:  Authorized Representative
        -----------------------------------
Date:   23-12-2002
        -----------------------------------









































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MTI Reseller Agreement                 12                    Legato Confidential
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
                                                                        Ex 10.65

                                   SCHEDULE A

        TARGETS, TERRITORY, QUALIFICATION AND CERTIFICATION REQUIREMENTS,
                  PRICING AND DISCOUNTS, SALES REFERRAL FEES,
                          AND VOLUME LICENSE DISCOUNTS

Unless defined otherwise herein, capitalized terms used in this Schedule shall have the same meaning as set forth in the Agreement.

1. ANNUAL MINIMUM NET TARGET COMMITMENT. Reseller agrees to an annual Minimum Net Revenue Target Commitment of US$2,500,000.00. Reseller's net revenue target commitment is based on actual cumulative net revenue received by Legato for Reseller's and its Subsidiaries' sale of Software licenses during any year of the Term, and does not include sales of Updates, End User Support, Technical Support, professional services, collateral, or Media Kits. Legato's "net revenue" is defined as gross billings plus re-bills, less credits of any kind.

2.    TERRITORY. Territory as defined herein shall mean: WORLDWIDE.

3. QUALIFICATION AND CERTIFICATION REQUIREMENTS. Reseller agrees to meet the qualification and certification requirements as set forth in this Agreement in Sections 5.8 and 5.9.

   SALES QUALIFICATIONS (BY PRODUCT GROUP)
   ---------------------------------------
Salespeople                           6PESP]
Pre-Sales Systems Engineers           6PESP]

     TECHNICAL CERTIFICATION (BY GROUP)
     ----------------------------------
Systems Engineers                     4[PESP]


4. RESELLER PRICING AND DISCOUNTS. Legato's pricing to Reseller shall be as follows. If the order is for Domestic delivery, the pricing shall be discounted off Legato's then-current US published price list. If the order is for International delivery, the pricing shall be discounted off Legato's then-current EMEA published price list.

                              DISCOUNT/                                                                 TYPE OF
DESCRIPTION                   PRICING                                                                   RESELLER
---------------------------   ---------   -----------------------------------------------------------   --------
                                                                                                        SELECT
SOFTWARE LICENSES                42%        OFF LEGATO'S THEN-CURRENT PUBLISHED PRICE LIST              PESP
---------------------------   ---------   -----------------------------------------------------------   --------
END-USER SUPPORT INCLUDES:
          END-USER SELECTED
                  TECHNICAL
                    SUPPORT      15%      Discount off Legato's then current published list price       All
                                          Discount off Legato's standard software Update fee charged
                    UPDATES               to End-Users based on the then-current US published price
             AFTER YEAR 1 -               list.
 DOMESTIC AND INTERNATIONAL
                     ORDERS    33 1/3%
                                                                                                        All
                                          Discount off Legato's standard software Update fee charged
                    UPDATES               to End-Users based on the then-current US published price
             AFTER YEAR 1 -               list. This option applies specifically to pre-qualified MTI
       PROVIDED TO SPECIFIC               customers specified in a list attached as Attachment A-1 to
    INTERNATIONAL CUSTOMERS      40%      this Schedule A.                                              ALL

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

5. SALES REFERRAL FEES. Reseller may refer an opportunity with a customer to Legato, and Legato will determine, in its sole discretion, if it wants to establish a direct relationship with the customer for the opportunity. In the event that Legato enters into a direct relationship with the customer for the opportunity, Legato will compensate Reseller with a Sales Referral Fee as set forth in the Legato Global Program Guide, provided that Reseller meets the requirements set forth in the Legato Global Partner Program Guide.

6. VOLUME LICENSE DISCOUNT. Reseller will be entitled to additional discounts subject to the terms set forth in the Guide.

7. THIS SCHEDULE A IS IN EFFECT FOR A PERIOD OF ONE YEAR FROM THE EFFECTIVE DATE UNLESS TERMINATED EARLIER PURSUANT TO SECTION 9.


LEGATO SYSTEMS, INC:

By:     /s/ Cory Sindelar
      ---------------------------------------
        AUTHORIZED REPRESENTATIVE

Name:   Cory SINDELAR
      ---------------------------------------
Title:  Vice PRESIDENT, Corporate Controller
      ---------------------------------------
Date:   Dec. 18. 2002
      ---------------------------------------


RESELLER: MTI TECHNOLOGY CORPORATION

By:     /s/ Thomas P. Raimond, Jr.
      ---------------------------------------
        AUTHORIZED REPRESENTATIVE

Name:   Thomas P. Raimond, Jr.
      ---------------------------------------
Title:  President & CEO
      ---------------------------------------
Date:   Dec. 13, 2002
      ---------------------------------------


LEGATO SYSTEMS NEDERLAND B.V.

By:     /s/ Robert Cirillo
      ---------------------------------------
        AUTHORIZED REPRESENTATIVE

Name:   Robert Cirillo
      ---------------------------------------
Title:  Authorized Representative
      ---------------------------------------
Date:        23-12-2002
      ---------------------------------------

                                      Date
                                    12/16/02
                                    APPROVED
                                     LEGATO
                                   CONTRACTS
                                      /s/
                                      ---
                                       BY

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oc-245107

                                 ATTACHMENT A-1
                                       TO
                                   SCHEDULE A

             PREQUALIFIED "GRANDFATHERED" ACCOUNTS AND UPDATE RATES

Following are European accounts to be grandfathered in at previously agreed-to rates

EDS Inland Revenue (HQ in UK) - all Worldwide locations fixed price. $120K per annum

Alcatel (HQ in France) - All worldwide locations and corporate subsidiaries

E+ - All worldwide locations ( HQ in Germany)


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


                                   SCHEDULE B
                          MASTER FULFILLMENT AGREEMENT
                              TERMS AND CONDITIONS

This Master Fulfillment Agreement, including attached Fulfillment Orders (the "Fulfillment Agreement"), with an Effective Date commencing on the latest date appearing next to the parties' signatures below (the "Effective Date"), is entered into by and between Legato and Reseller ("Fulfillment Party"). Unless defined otherwise herein, capitalized terms used in this Fulfillment Agreement shall have the same meaning as set forth in the Agreement. This Fulfillment Agreement is governed by the terms and conditions of the Agreement and is incorporated as an integral part of the Agreement by reference.

1     DEFINITIONS

      1.1 CONFIDENTIAL INFORMATION: in addition to the definition of Confidential Information the Agreement, for the purpose of this Schedule, Confidential Information shall also mean any Confidential information of each End User and the existence and terms of any software license agreement entered into between Legato and the End-User ("SLA").

      1.2 DEPLOYMENT TERM: means the period of time specified in the applicable Fulfillment Order and/or the terms of such SLA, during which the End-user has the right to copy and deploy the Software within the Enterprise and only in exact object code copies.

      1.3 ENTERPRISE: means End-User's physical site(s) set forth in the applicable Fulfillment Order where the End-user is entitled to deploy the Software Product.

      1.4 FULFILLMENT ORDER: means the request and approval for Software, substantially in the form of Exhibit 1 attached hereto as agreed to by Legato and Fulfillment Party for each End User Volume License Discount transaction. When the parties determine that a new Fulfillment Order is required, a separate Fulfillment Order must be mutually agreed to and executed. Each such new Fulfillment Order shall become a new, consecutively numbered Exhibit to this Agreement starting with Exhibit 1 for the first Fulfillment Order.

      1.5 FULFILLMENT PARTY: means the Reseller as identified in this Agreement.

2.    PAYMENT TERMS AND TAXES

      2.1 PRICE. Fulfillment Party will pay to Legato the price specified in any executed Exhibit 1 hereto. All prices are exclusive of any tax.

      2.2 PAYMENT TERMS. Fulfillment Party shall pay all invoices as specified in Section 4 of the Agreement.

      2.3 TAXES. Fulfillment Party shall be responsible for the payment of all taxes as specified in Section 4 of the Agreement.

 3.   FULFILLMENT PARTY RESPONSIBILITIES

      3.1 USAGE MONITORING. Fulfillment Party shall take all reasonable steps necessary to monitor End-User's usage of the Software Product as specified in
Exhibit 1 hereto, and to advise Legato, where applicable, when End-User has reached the quantity limits permitted therein.

4.    ORDERS AND DELIVERY

      4.1 FULFILLMENT PARTY'S ACCEPTANCE OF ORDERS. Fulfillment Party shall not accept orders in Legato's name nor under terms varying from those established hereunder.

5.    ASSIGNMENT OF THE FULFILLMENT AGREEMENT

      5.1 ASSIGNMENT OF THE SCHEDULE. Fulfillment Party may not assign any rights or obligations contained in this Schedule, in whole or in part, without Legato's written consent (which shall not be unreasonably withheld). Any unauthorized attempt by Fulfillment Party to assign or transfer this Agreement or any rights or obligations hereunder shall be null and void.

6.    SCHEDULE EXPIRATION OR TERMINATION.

      6.1 This Schedule is in effect until termination of the Agreement pursuant to Section 9 of the Agreement or the expiration of all Fulfillment Orders connected hereto.

LEGATO SYSTEMS, INC:

By:      /s/ Cory Sindelar
      ---------------------------------------
         AUTHORIZED REPRESENTATIVE

 Name:   Cory Sindelar
      ---------------------------------------
Title:   Vice President, Corporate Controller
      ---------------------------------------
 Date:   Dec. 18, 2002


RESELLER: MTI TECHNOLOGY CORPORATION

By:          /s/ Thomas P. Raimondi, Jr.
      ---------------------------------------
             AUTHORIZED REPRESENTATIVE

Name:        Thomas P. Raimondi, Jr.
      ---------------------------------------
Title:       President & CEO
      ---------------------------------------
Date:        Dec. 13, 2002
      ---------------------------------------

LEGATO SYSTEMS NEDERLAND B.V.

By:          /s/ Robert Cirillo
      ---------------------------------------
             AUTHORIZED REPRESENTATIVE


                                    [STAMP]
                                      Date
                                    12/16/02
                                    APPROVED
                                     LEGATO
                                   CONTRACTS
                                /s/ (ILLEGIBLE)
                                ---------------
                                       BY


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100402                                                                 Worldwide
oc-245107

Name:        Robert Cirillo
      ---------------------------------------
Title:       Authorized Representative
      ---------------------------------------
 Date:   23-12-2002
      ---------------------------------------



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MTI Reseller Agreement                                       Legato Confidential
100402                                                                 Worldwide
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                                       17

                          EXHIBIT 1 FULFILLMENT ORDER

                        TO MASTER FULFILLMENT AGREEMENT

1.    END-USER: The End-User                 , with an address of
has been granted the right to use the Software in accordance with the terms of an [SLA] entered into between Legato and End User, [If written signed license agreement is entered into with the End-User please replace the word "SLA" with
the following statement: Legato Number:    - SLA -       by and between such
End-User and Legato, dated, Date of SLA.] Reseller agrees to enter into an agreement with End-User which at a minimum contains (i) Sections 2, 3, 4 and 5 from this Fulfillment Order, and (ii) the eCommerce Credit Limit specified in
Section 6.1 of this Fulfillment Order. Reseller is free to determine its own resale prices for Software, Updates and Services.

2. DEPLOYMENT TERM: The Deployment Term shall commence on Either Effective Date or Beginning date of SLA and expire on Add Expiration Date.

3. SOFTWARE PRODUCT: Legato shall provide to Fulfillment Party the software product(s) specified in Section 4 below [in the form of a gold master] (or via e-Commerce through Fulfillment Party's e-Commerce account or directly) [K
Manager: choose one] to provide to the above specified End-User for deployment in the Enterprise during the Deployment Term. Reseller acknowledges and agrees to communicate to End-User that the End-User may procure, download or otherwise obtain only the specific Software products listed in this Fulfillment Order regardless of other Software availability on Legato's eCommerce web site or on any Legato provided media.

4. DELIVERY: Upon execution of this Fulfillment Order by, Legato will deliver the Software via an electronic transmission or via compact disk. Legato will establish an eCommerce account for the End-User or Fulfillment Party with instructions for using the eCommerce system to procure authorization and enabler codes such that, at any time after receipt of the instructions, the Software will be available for download, initialization and operation without any further action by Legato.

5.    SOFTWARE TO BE PROVIDED TO END USER: [List Software]

6.    LICENSE AND SERVICE FEES.

6.1   LICENSE FEES AND ECOMMERCE CREDIT LIMIT. For a total noncancelable,
non-refundable license fee of US$       .00,Fulfillment Party or its authorized
End-User shall be entitled to download Software license enabler codes valued at
US$       ("eCommerce Credit Limit"), based on Legato's then current applicable list price for the Software, during the Deployment Term. Reseller will be invoiced by Legato as follows:

DATE FEES DUE AND PAYABLE                        AMOUNT
-------------------------                        ------
                                                 US$
                                                 ==========

6.2 END-USER SUPPORT SERVICE AND UPDATE FEES. Fulfillment Party agrees to pay fees to Legato as specified below for CONTRACT MANAGER: DEPENDING ON THE TRANSACTION YOU MAY NEED TO DELETE TECHNICAL SUPPORT REFERENCES FROM THIS PROVISION End-User Support and Updates, as applicable. The renewal rate for
End-User Support and Update fees is     % of Legato's then current list price
for all Software products deployed at the time of renewal, including any existing installed base Software products. End User Support is available to Fulfillment Party if Updates have been purchased and payments are current.

DATE FEES DUE AND PAYABLE                        AMOUNT
-------------------------                        ------
Total End User Support and Update during the     US$
Deployment Term                                  ==========

CONSULTING SERVICE FEES. Fulfillment Party agrees to pay Legato the amount specified below for Consulting Services:

DATE FEES DUE AND PAYABLE                        AMOUNT
-------------------------                        ------
Total fee for Consulting Services                US$
                                                 ==========

LEGATO                                     FULFILLMENT PARTY


      LEGATO SYSTEMS, INC.                 MTI TECHNOLOGY CORPORATION
-------------------------------------      -------------------------------------


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MTI Reseller Agreement                                       Legato Confidential
100402                                                                 Worldwide
oc-245107

                                           /s/ Thomas P. Raimondi, Jr.
-------------------------------------      -------------------------------------
(BY)                                       (BY)     PRINT NAME
                                                 President/CEO
-------------------------------------      -------------------------------------
(TITLE)                                             (TITLE)
                                                 12/13/02
-------------------------------------      -------------------------------------
(DATE)                                     (DATE)



================================================================================
MTI Reseller Agreement                                       Legato Confidential
100402                                                                 Worldwide
oc-245107

                                   SCHEDULE C

                       INTERNATIONAL ORDERING INFORMATION

      Legato Systems Nederland B.V
      Antareslaan 18,
      2132 JE Hoofddorp,
      The Netherlands

To send orders: order-intl@legato.com

To send faxes 011-31-23-554-8804

Persons to contact:     Astrid Meekel       011-31-23-554-8835

                        Cristina Munoz Ruz  011-31-23-554-8837

                        Michael Charlton    011-31-23-554-8838

These are all OM reps and their hours are 9:OO am-6:00 pm (The Netherlands time zone)

Fulfillment is: Yoongthong Dekker 011-31-23-554-8836


================================================================================
MTI Reseller Agreement                                       Legato Confidential
100402                                                                 Worldwide
oc-245107

                                    EXHIBIT D

                              LIST OF SUBSIDIARIES

MTI Technology BV (Irish Branch)
Unit 5
Blanchardstown Corp Park
Ballycoolin, Dublin 15
Ireland

MTI Technology GmbH
Otto-Von-Guericke
Ring 15
65205 Wiesbaden
Germany

MTI Technology France SA
7-Avenue de Pommerots
BP 25 78400 Chatou
France

MTI Technology Ltd
Unit 10B
Riverview House Weyside Park
Catteshall Lane
Godalming
Surrey GU7 1XE
England

MTI Technology SA (Switzerland)
c/o MTI Technology Corporation
US Headquarters


================================================================================
MTI Reseller Agreement                                       Legato Confidential
100402                                                                 Worldwide
oc-245107

LEGATO CONFIDENTIAL

                   LEGATO DOMESTIC ECOMMERCE ENROLLMENT FORM

COMPANY NAME:
                ----------------------------------------------------------------

COMPANY ADDRESS:
                ----------------------------------------------------------------

CITY:
     -------------------------

STATE/PROVINCE:
               -------------------------

COUNTRY:
        -------------------------

ZIP/POSTAL CODE:
                ---------------

PHONE NUMBER (INCLUDE AREA/COUNTRY CODE):
                                         -------------------------

FAX NUMBER:
           -------------------------

PRIMARY BUSINESS CONTACT                               ALTERNATE BUSINESS CONTACT
------------------------                               --------------------------
Name:                                                  Name

Phone:                                                 Phone:

E-Mail Address:                                        E-Mail Address:

Receive E-Mail Order Confirmation: Y/N

PRIMARY PURCHASING CONTACT                             ALTERNATE PURCHASING CONTACT
--------------------------                             ----------------------------
Name:                                                  Name

Phone:                                                 Phone:

E-Mail Address:                                        E-Mail Address:

Receive E-Mail Order Confirmation: Y/N                 Receive E-Mail Order Confirmation: Y/N

Requestor's Name (Please Print):

Requestor's Signature:                                            Date:

Use of the Legato eCommerce web-site is governed solely by the Terms of Use contained on the web-site.
--------------------------------------------------------------------------------
FOR LEGATO INTERNAL USE ONLY:

      Legato Account Manager (name and phone number):
                                                     ---------------------------

      E-Commerce User Id:
                         -------------------------------------------------------

      E-Commerce Login Id:
                          ------------------------------------------------------

LEGATO SIGNATURES:

      Accounting:
                  --------------------------------------------------------------

      Sales Operations:
                       ---------------------------------------------------------

      Customer Operations:
                          ------------------------------------------------------

      IS:
         -----------------------------------------------------------------------

      Product Operations:
                         -------------------------------------------------------

                        PLEASE RETURN COMPLETED FORMS TO:

EMAIL ADDRESS:    BRC@LEGATO.COM    FAX: 650-210-7115   PHONE: 650-210-7607
--------------------------------------------------------------------------------

                 LEGATO INTERNATIONAL ECOMMERCE ENROLLMENT FORM

COMPANY NAME:
                ----------------------------------------------------------------

COMPANY ADDRESS:
                ----------------------------------------------------------------

CITY:
     -------------------------

STATE/PROVINCE:
               -------------------------

COUNTRY:
        -------------------------

ZIP/POSTAL CODE:
                ---------------

PHONE NUMBER (INCLUDE AREA/COUNTRY CODE):
                                         -------------------------

FAX NUMBER:
           -------------------------

PRIMARY BUSINESS CONTACT                               ALTERNATE BUSINESS CONTACT
------------------------                               --------------------------
Name:                                                  Name

Phone:                                                 Phone:

E-Mail Address:                                        E-Mail Address:

Receive E-Mail Order Confirmation: Y/N

PRIMARY PURCHASING CONTACT                             ALTERNATE PURCHASING CONTACT
--------------------------                             ----------------------------
Name:                                                  Name

Phone:                                                 Phone:

E-Mail Address:                                        E-Mail Address:

Receive E-Mail Order Confirmation: Y/N                 Receive E-Mail Order Confirmation: Y/N

Requestor's Name (Please Print):

Requestor's Signature:                                            Date:

Use of the Legato eCommerce web-site is governed solely by the Terms of Use contained on the web-site.
--------------------------------------------------------------------------------
FOR LEGATO INTERNAL USE ONLY:

      Legato Account Manager (name and phone number):
                                                     ---------------------------

      E-Commerce User Id:
                         -------------------------------------------------------

      E-Commerce Login Id:
                          ------------------------------------------------------

LEGATO SIGNATURES:

      Accounting:
                 ---------------------------------------------------------------

      Sales Operations:
                       ---------------------------------------------------------

      Customer Operations:
                          ------------------------------------------------------

      IS:
         -----------------------------------------------------------------------

      Product Operations:
                         -------------------------------------------------------

                        PLEASE RETURN COMPLETED FORMS TO:

EMAIL ADDRESS:    BRC@LEGATO.COM     FAX: 650-210-7115   PHONE: 650-210-7607
--------------------------------------------------------------------------------